AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE: J

2. AMENDMENT/MODIFICATION NUMBER: P00001

3. EFFECTIVE DATE: 23 Jun 2026

4. REQUISITION/PURCHASE REQUISITION NUMBER: See Continuation Sheet

5. PROJECT NUMBER *(If applicable)*

6. ISSUED BY CODE [redacted]

[redacted]

7. ADMINISTERED BY *(If other than Item 6)* CODE S0302A

DCMA MOUNTAIN PACIFIC
WEST 6TH AVENUE AND KIPLING STREET, DENVER FEDERAL CENTER, BLDG 16
LAKEWOOD, CO 80225-0586
UNITED STATES
SCD: C PAS:

8. NAME AND ADDRESS OF CONTRACTOR *(Number, street, county, State and ZIP Code)*

RANK ONE COMPUTING CORPORATION
1290 N Broadway Ste 1200
Denver, CO 80203-5603
UNITED STATES
[redacted]

CODE 7EW26 FACILITY CODE

(X)

9A. AMENDMENT OF SOLICITATION NUMBER

9B. DATED *(SEE ITEM 11)*

10A. MODIFICATION OF CONTRACT/ORDER NUMBER

[redacted]

10B. DATED *(SEE ITEM 13)*: 28 Mar 2025

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended. ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing items 8 and 15, and returning ______________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA *(If required)*

See Section G - Contract Administration Data

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NUMBER AS DESCRIBED IN ITEM 14.

CHECK ONE	
☐	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: *(Specify authority)* THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NUMBER IN ITEM 10A.
☐	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES *(such as changes in paying office, appropriation data, etc.)* SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
☐	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
☐	D. OTHER *(Specify type of modification and authority)* FAR 43.203(a) Bilateral Modification; FAR 52.217-9 Option to Extend the Term of the Contract

E. IMPORTANT: Contractor ☐ is not ☐ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (*Organized by UCF section headings, including solicitation/contract subject matter where feasible.)*

The purpose of this modification is to:
1) Exercise Option I, CLIN 0010, increasing the contract total by $4,895,788.00 from $3,038,973.00 to $7,934,761.00.
2) Provide an increment of funding in the amount of $4,895,788.00 to fully fund CLIN 0010.
3) Revise Sections F and G to reflect the option exercise.
4) Revise Section I to include FAR 52.222-90

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER *(Type or print)*		16A. NAME AND TITLE OF CONTRACTING OFFICER *(Type or print)*	
B. Scott Swann, CEO		Stephen Hughes	
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
(signature)	22 Jun 2026	(signature)	22 Jun 2026

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

Section A - Solicitation/Contract Form

The following changes have been made:

INFORMATION	FROM	TO
Contractor POC	[redacted]	[redacted]
Paying Office	HQ0339 DFAS - COLUMBUS CENTER WEST ENTITLEMENT OPERATIONS, P O BOX 182317 COLUMBUS, OH 43218-2317 UNITED STATES	HQ0339 DEFENSE FINANCE & ACCOUNTING SRVCE ATTN: DFAS-JDCBB-CO, P.O. BOX 182381 COLUMBUS, OH 43218-2381 UNITED STATES

Section B - Supplies or Services & Prices or Costs

As a result of this modification, the total amount was increased by USD 4,895,788.00 from USD 3,038,973.00 to USD 7,934,761.00.

The following CLIN(s) / SLIN(s) / ELIN(s) were added:

Item	Supplies / Services	Quantity	Unit	Unit Price	Amount
001001	[redacted]				Funded Amount USD 4,895,788.00

The following CLIN(s) / SLIN(s) / ELIN(s) were modified:

0010

INFORMATION	FROM	TO
Option	Yes	No
Exercised Option	No	Yes
Option Exercise Date		23 Jun 2026

Section C - Description/Specifications/Statement of Work

Additional Information/Notes

The following clauses were modified:

0044 Statement of Work Apr 2024
hereby reads as follows:

The Contractor shall conduct the effort under CLIN(s) 0001-0009 and 0099 in accordance with the Attachment in Section J. Statement of Work, entitled [redacted] and Exhibit A, Contract Data Requirements List.

Option I is exercised, the Contractor shall conduct the effort under CLIN 0010 and 0099 in accordance with the Attachment in Section J, Statement of Work, entitled, [redacted] and Exhibit A, Contract Data Requirements List.

Section F - Deliveries or Performance

The delivery information for the following CLIN(s) / SLIN(s) / ELIN(s) were modified:

0010

INFORMATION	FROM	TO
Period of Performance	28 Mar 2026 to 27 Mar 2027	23 Jun 2026 to 22 Jun 2027

Ship To - [redacted]

INFORMATION	FROM	TO
Delivery	Delivery Period PeriodStart = 28 Mar 2026. PeriodEnd = 27 Mar 2027.	Delivery Period PeriodStart = 23 Jun 2026. PeriodEnd = 22 Jun 2027.

0099

INFORMATION	FROM	TO
Period of Performance	28 Mar 2025 to 27 Mar 2026	28 Mar 2025 to 22 Jun 2027

The following clauses were modified:

0013 Period of Performance Apr 2024
hereby reads as follows:

The effort performed under CLIN(s) 0001-0009 and 0099 shall be conducted from 28 March 2025 through 27 March 2026.

Option I is exercised, the effort performed under CLIN(s) 00010 and 0099 shall be conducted from 23 June 2026 through 22 June 2027.

Section G - Contract Administration Data

As a result of this modification, the total obligated amount was increased by USD 4,895,788.00 from USD 3,038,973.00 to USD 7,934,761.00.

The following ACRNs were added:

001001
Purchase Requisition Number: [redacted]
Purchase Requisition Line Item Number: 0002

AB: 1761319 W3DP 255 00014 0 050120 2D 000000 A10008569284
CIN: 130119021400002

Amount: USD 4,895,788.00

The following ACRNs were added or modified:

As a result of this modification, ACRN AB was added, obligating USD 4,895,788.00.

ACRN	LOA				
AB	[redacted]				
	Line Item	**CIN**	**From**	**To**	**Changed By**
	[redacted]	[redacted]	USD 0.00	USD 4,895,788.00	USD +4,895,788.00
	ACRN Total		**USD 0.00**	**USD 4,895,788.00**	**USD +4,895,788.00**

Section I - Contract Clauses

Additional Information/Notes

The following clauses were added:

FAR Clauses Incorporated by Reference

Number	Title	Effective Date	Alternate/ Deviation	Variation Effective Date
52.222-90	Addressing DEI Discrimination by Federal Contractors. (Deviation 2026-O0038)	Apr 2026		